Exhibit 99.1
News Release
Investor Contact: Paul Fehlman, Vice President Financial Planning & Analysis and Investor Relations (972) 443-6517
Media Contact: Lars Rosene, Chief Sustainability Officer and Vice President Public Affairs (469) 420-3264
FOR IMMEDIATE RELEASE
Flowserve Names Mark A. Blinn Next President and Chief Executive
Officer Succeeding Retiring Lewis M. Kling
Kling Elected Vice Chairman of the Board
DALLAS, August 31, 2009 — Flowserve Corporation (NYSE: FLS), a leading provider of flow control products and services for the global infrastructure markets, today announced that its Board of Directors has named Mark A. Blinn, 47, as its next President and Chief Executive Officer, beginning October 1, 2009 and as a member of the Board of Directors, effective immediately.
The company also announced that Lewis M. Kling, the company’s current President and Chief Executive, who’s previously announced retirement is scheduled for February, 2010, has been elected Vice Chairman of the Board effective October 1.
“I have worked very closely with, and relied upon Mark as our Senior Vice President, Chief Financial Officer and Latin American Operations for over four years,” said Kling. “He is an outstanding global executive and is ready to lead the company. The timing of this transition will enable Mark, with my support, to effectively drive the Company’s 2010 strategic and financial planning processes, which are now getting underway. It will also allow five months for transition and my oversight before my planned retirement from Flowserve this coming February.”
Blinn joined Flowserve in 2004 as Chief Financial Officer after serving in the same capacity at Kinko’s prior to its acquisition by FedEx. He earned a B.S. degree from the school of engineering, a J.D. in law and an M.B.A. from Southern Methodist University in Dallas. In addition to his role as CFO with Flowserve, Blinn has also been in charge of Latin America operations for the company since October, 2007.
Flowserve non-executive Chairman of the Board, James O. Rollans said, “Our Board has been extremely pleased with Lew’s effectiveness as Flowserve’s President and Chief Executive Officer. Over his four-year tenure revenues have grown consistently, nearly doubling, while net profits have grown ten fold, and we now have a world class operation and organization. In addition to the outstanding financial performance, Lew has also prepared Mark well as his successor. The Board is confident that Mark and the Company’s outstanding executive leadership team will drive Flowserve to even higher levels of value creation for our shareholders.”
Kling, who will retire on his 65th birthday in February, has been working closely with the board on a succession planning strategy since early 2008. “I am very proud of what Flowserve employees have accomplished over the past four years. I am now looking forward to supporting a smooth transition for our employees, customers and shareholders. As Vice Chairman, I will be able to be actively engaged at the board level, as well as support the management team as they begin the planning process for 2010,” Kling added.
Blinn stated, “It is truly an honor to be selected by the Board for this leadership role, and I am excited about the opportunity to lead Flowserve, which has an outstanding team of employees, proven products, financial strength and an excellent customer base throughout the world. I am also grateful to Lew for his insightful guidance over the years and his continued assistance, as well as the Board members for their confidence in me. I am eager to assume my new responsibilities and firmly believe that Flowserve’s executive management team and dedicated employees are the best in our industry and will continue to support our industry leadership and growth into the future.”
About Flowserve Corp.
Flowserve Corp. is one of the world’s leading providers of fluid motion and control products and services. Operating in more than 55 countries, the company produces engineered and industrial pumps, seals and valves as well as a range of related flow management services. More information about Flowserve can be obtained by visiting the company’s Web site at www.flowserve.com.

SAFE HARBOR STATEMENT: This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words or phrases such as, “may,” “should,” “expects,” “could,” “intends,” “plans,” “anticipates,” “estimates,” “believes,” “predicts” or other similar expressions are intended to identify forward-looking statements, which include, without limitation, earnings forecasts, statements relating to our business strategy and statements of expectations, beliefs, future plans and strategies and anticipated developments concerning our industry, business, operations and financial performance and condition. The forward-looking statements included in this news release are based on our current expectations, projections, estimates and assumptions. These statements are only predictions, not guarantees. Such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict. These risks and uncertainties may cause actual results to differ materially from what is forecast in such forward-looking statements, and include, without limitation, the following: a portion of our bookings may not lead to completed sales, and our ability to convert bookings into revenues at acceptable profit margins; risks associated with cost overruns on fixed-fee projects and in taking customer orders for large complex custom engineered products requiring sophisticated program management skills and technical expertise for completion; the substantial dependence of our sales on the success of the petroleum, chemical, power and water industries; the adverse impact of volatile raw materials prices on our products and operating margins; economic, political and other risks associated with our international operations, including military actions or trade embargoes that could affect customer markets, particularly Middle Eastern markets and global petroleum producers, and non-compliance with U.S. export/re-export control, foreign corrupt practice laws, economic sanctions and import laws and regulations; our furnishing of products and services to nuclear power plant facilities; potential adverse consequences resulting from litigation to which we are a party, such as litigation involving asbestos-containing material claims; a foreign government investigation regarding our participation in the United Nations Oil-for-Food Program; risks associated with certain of our foreign subsidiaries conducting business operations and sales in certain countries that have been identified by the U.S. State Department as state sponsors of terrorism; our relative geographical profitability and its impact on our utilization of deferred tax assets, including foreign tax credits, and tax liabilities that could result from audits of our tax returns by regulatory authorities in various tax jurisdictions; the potential adverse impact of an impairment in the carrying value of goodwill or other intangibles; our dependence upon third-party suppliers whose failure to perform timely could adversely affect our business operations; our dependence on our customers’ ability to make required capital investment and maintenance expenditures; the highly competitive nature of the markets in which we operate; environmental compliance costs and liabilities; potential work stoppages and other labor matters; our inability to protect our intellectual property in the U.S., as well as in foreign countries; obligations under our defined benefit pension plans; and other factors described from time to time in our filings with the Securities and Exchange Commission.

All forward-looking statements included in this news release are based on information available to us on the date hereof, and we assume no obligation to update any forward-looking statement.
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